Exhibit 99.1

Dana Reports Strong Second-Quarter 2012 Results

•	Sales of $1.95 billion

•	Net income up 26 percent year over year to $86 million

•	Adjusted EBITDA of $225 million, up 12 percent year over year

•	Free cash flow of $107 million and liquidity of $1.4 billion

•	New technologies introduced to address fuel efficiency, emissions control

MAUMEE, Ohio – July 26, 2012 – Dana Holding Corporation (NYSE: DAN) today announced strong results for the second quarter of 2012.

Net income for the quarter was $86 million, compared with $68 million for the same period in 2011. This is the fifth consecutive quarter of positive net income. Diluted adjusted earnings per share (EPS) were $0.56, up 24 percent compared with $0.45 in the second quarter of 2011.

Sales for the quarter of $1.95 billion were in line with last year. The effects of overall weaker international currencies and soft commercial-vehicle production in Brazil were largely offset by new business and higher production levels in North America and other parts of the world.

The company reported adjusted EBITDA of $225 million in the quarter, a 12-percent increase over the prior-year period. Adjusted EBITDA as a percent of sales for the quarter was 11.5 percent, compared with 10.4 percent for the same period in 2011.

Free cash flow for the quarter was $107 million, compared with $44 million for the same period last year. With liquidity of $1.4 billion and net debt of $13 million at June 30, 2012, Dana continues to have a strong financial position.

“We delivered strong earnings and margin growth in the second quarter despite the impact of currency and soft commercial-vehicle volumes in Brazil,” said company President and Chief Executive Officer Roger J. Wood. “These strong results reflect our ongoing focus on lean operations, as well as our ability to react quickly to changing market conditions.

“We continue to invest in new driveline, sealing, and thermal-management technologies aimed at three key market value drivers – improved fuel economy, reduced emissions, and lower cost of ownership. And, these technologies continue to attract the interest and orders of customers around the world.”

New Product Technologies

In the second quarter, Dana introduced and launched into production several new technologies, including:

•

Victor Reinz® transmission separator plates. Leveraging its multi-layer steel cylinder-head expertise, Dana developed a tighter, more durable seal for seven-, and eight-speed and continuously-variable transmissions in light-duty vehicles;

•

Spicer® 318 hydrostatic continuously variable transmissions (HCVT). These transmissions deliver 20-percent fuel savings when construction vehicles are moving at high speeds and provide better traction at low speeds;

•

Spicer® PS09 powershift transmissions. The advanced design of these transmissions for off-highway vehicles improves operator comfort, machine productivity, and fuel efficiency, the latter by up to 12 percent for reduced emissions and operating costs; and

•	Spicer® 91S drive axles. These lighter, more durable drive axles were developed specifically for commercial vehicles in India.

Dana was also awarded fuel-cell development contracts from three automakers in the quarter. The company has positioned itself as a development partner of choice for sealing and thermal-management technologies for hybrid-electric, electric, and fuel-cell powertrains.

2012 Financial Guidance

Reflecting the impact of currency and softening production demand in certain end markets, Dana revised its guidance for full-year sales, adjusted EDITDA, and diluted adjusted EPS. Adjusted EBITDA as a percent of sales and free cash flow targets remain unchanged, while capital spending has also been revised.

Current guidance for the full year is as follows:

•	Sales are projected at $7.5 billion to $7.6 billion, compared with previous guidance of a 3-percent increase;

•	Adjusted EBITDA is projected to be $820 million to $840 million, compared with previous guidance of $845 million to $865 million;

•	Adjusted EBITDA as a percent of sales is forecast to be approximately 11 percent;

•	Diluted adjusted EPS is expected to total $1.94 to $2.01 per share, compared with previous guidance of total $1.95 to $2.05 per share;

•	Free cash flow for the year is projected at more than $200 million, excluding the special one-time $150 million pension contribution; and

•	Capital spending is expected to total $210 million to $230 million, compared with previous guidance of $225 million to $250 million.

Dana to Host Conference Call at 10:30 a.m. EDT Today

Dana will discuss its second-quarter results in a conference call at 10:30 a.m. EDT today. Participants may listen to the conference call via audio streaming online or telephone. Slide viewing is available via Dana’s investor website – www.dana.com/investors. United States and Canadian locations should dial 888-311-4590 and international locations should call 706-758-0054, and enter 93891405. Please ask for the “Dana Holding Corporate Financial Webcast and Conference Call.” Telephone registration will be available starting at 10 a.m.

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An audio recording of the webcast will be available after 5 p.m. today; dial 855-859-2056 (U.S. or Canada) or 404-537-3406 (international) and enter 93891405. A webcast replay will be available after 5 p.m. today, and may be accessed via Dana’s investor website.

Non-GAAP Financial Information

This release refers to adjusted EBITDA, which we have defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc.). The most significant impact on Dana’s ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization. By using adjusted EBITDA, a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that adjusted EBITDA is an important measure since the financial covenants in our debt agreements are based, in part, on adjusted EBITDA. Adjusted EBITDA should not be considered a substitute for income (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Diluted adjusted EPS is a non-GAAP financial measure that we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income (loss) attributable to the parent company, excluding restructuring expense, amortization expense and nonrecurring items (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts, and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.

Free cash flow is a non-GAAP financial measure that we have defined as cash provided by (used in) operating activities, excluding any bankruptcy claim-related payments, less purchases of property, plant, and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies.

Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.

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Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Holding Corporation

Dana is a world-leading supplier of driveline, sealing, and thermal technologies that improve the efficiency and performance of passenger, commercial, and off-highway vehicles with both conventional and alternative-energy powertrains. The company’s global network of engineering, manufacturing, and distribution facilities provides original-equipment and aftermarket customers with local product and service support. Based in Maumee, Ohio, Dana employs approximately 25,500 people in 27 countries and reported 2011 sales of $7.6 billion. For more information, please visit: www.dana.com.

# # #

Investor Contact	Media Contact
Craig Barber: 419.887.5166 craig.barber@dana.com	Chuck Hartlage: 419.887.5123 chuck.hartlage@dana.com

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DANA HOLDING CORPORATION

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,
(In millions except per share amounts)	2012	2011
Net sales	$1,949	$1,933
Costs and expenses
Cost of sales	1,674	1,700
Selling, general and administrative expenses	110	107
Amortization of intangibles	19	21
Restructuring charges, net	20	11
Other income, net	8	20

Income before interest expense and income taxes	134	114
Interest expense	20	20

Income before income taxes	114	94
Income tax expense	27	31
Equity in earnings of affiliates	2	7

Net income	89	70
Less: Noncontrolling interests net income	3	2

Net income attributable to the parent company	86	68
Preferred stock dividend requirements	7	7

Net income available to common stockholders	$79	$61

Net income per share available to parent company common stockholders:
Basic	$0.53	$0.41
Diluted	$0.40	$0.32
Weighted-average common shares outstanding
Basic	147.9	146.7
Diluted	214.6	214.8
Dividends declared per common share	$0.05	$—

DANA HOLDING CORPORATION

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2012 and 2011

	Six Months Ended June 30,
(In millions except per share amounts)	2012	2011
Net sales	$3,926	$3,733
Costs and expenses
Cost of sales	3,383	3,285
Selling, general and administrative expenses	223	206
Amortization of intangibles	38	38
Restructuring charges, net	26	41
Other income (expense), net	5	(28)

Income before interest expense and income taxes	261	135
Interest expense	41	39

Income before income taxes	220	96
Income tax expense	64	62
Equity in earnings of affiliates	6	11

Net income	162	45
Less: Noncontrolling interests net income	6	7

Net income attributable to the parent company	156	38
Preferred stock dividend requirements	15	15

Net income available to common stockholders	$141	$23

Net income per share available to parent company common stockholders:
Basic	$0.96	$0.16
Diluted	$0.73	$0.15
Weighted-average common shares outstanding
Basic	147.7	146.0
Diluted	214.7	149.7
Dividends declared per common share	$0.10	$—

DANA HOLDING CORPORATION

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,
(In millions)	2012	2011
Net income	$89	$70
Less: Noncontrolling interests net income	3	2

Net income attributable to the parent company	86	68
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(79)	32
Unrealized hedging gains and losses:
Holding gains and losses	(4)	1
Reclassification to net income	4
Unrealized investment and other gains and losses:
Holding gains and losses	(1)
Defined benefit plans:
Amortization of net actuarial losses included in net periodic benefit cost	4	5
Settlement loss		4

Other comprehensive income (loss) attributable to the parent company	(76)	42

Currency translation adjustments	(1)	1

Other comprehensive income (loss) attributable to noncontrolling interests	(1)	1

Total comprehensive income attributable to the parent company	10	110
Total comprehensive income attributable to noncontrolling interests	2	3

Total comprehensive income	$12	$113

DANA HOLDING CORPORATION

Consolidated Statement of Comprehensive Income (Unaudited)

For the Six Months Ended June 30, 2012 and 2011

	Six Months Ended June 30,
(In millions)	2012	2011
Net income	$162	$45
Less: Noncontrolling interests net income	6	7

Net income attributable to the parent company	156	38

Other comprehensive income (loss), net of tax:
Currency translation adjustments	(35)	83
Unrealized hedging gains and losses:
Holding gains and losses (net of $2 tax, 2012)	2	1
Reclassification to net income	6
Unrealized investment and other gains and losses:
Holding gains and losses	1
Defined benefit plans:
Net actuarial loss	(1)
Amortization of net actuarial losses included in net periodic benefit cost	7	10
Settlement loss		5

Other comprehensive income (loss) attributable to the parent company	(20)	99

Currency translation adjustments		1

Other comprehensive income attributable to noncontrolling interests	—	1

Total comprehensive income attributable to the parent company	136	137
Total comprehensive income attributable to noncontrolling interests	6	8

Total comprehensive income	$142	$145

DANA HOLDING CORPORATION

Consolidated Balance Sheet (Unaudited)

As of June 30, 2012 and December 31, 2011

	June 30,	December 31,
(In millions except share and per share amounts)	2012	2011
Assets
Current assets
Cash and cash equivalents	$881	$931
Marketable securities	60	56
Accounts receivable
Trade, less allowance for doubtful accounts of $8 in 2012 and 2011	1,106	979
Other	183	193
Inventories	871	784
Other current assets	135	106

Total current assets	3,236	3,049
Goodwill	97	100
Intangibles	347	400
Other noncurrent assets	261	273
Investments in affiliates	202	198
Property, plant and equipment, net	1,232	1,285

Total assets	$5,375	$5,305

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$103	$71
Accounts payable	1,009	942
Accrued payroll and employee benefits	151	150
Accrued restructuring costs	42	33
Taxes on income	78	46
Other accrued liabilities	236	251

Total current liabilities	1,619	1,493
Long-term debt	851	831
Pension and postretirement obligations	569	762
Other noncurrent liabilities	386	381

Total liabilities	3,425	3,467

Commitments and contingencies
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 shares outstanding	242	242
Series B, $0.01 par value, 5,221,199 shares outstanding	511	511
Common stock, $0.01 par value, 450,000,000 shares authorized, 147,896,999 and 147,319,438 outstanding	1	1
Additional paid-in capital	2,652	2,643
Accumulated deficit	(875)	(1,001)
Treasury stock, at cost (712,779 and 645,734 shares)	(10)	(9)
Accumulated other comprehensive loss	(670)	(650)

Total parent company stockholders’ equity	1,851	1,737
Noncontrolling equity	99	101

Total equity	1,950	1,838

Total liabilities and equity	$5,375	$5,305

DANA HOLDING CORPORATION

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,
(In millions)	2012	2011
Cash flows – operating activities
Net income	$89	$70
Depreciation	47	55
Amortization of intangibles	22	24
Amortization of deferred financing charges	2	1
Unremitted earnings of affiliates	(1)	(7)
Stock compensation expense	3	5
Deferred income taxes	(7)	(1)
Pension contributions (in excess of) less than expense	(16)	(2)
Change in working capital	(2)	(52)
Other, net	7	(11)

Net cash flows provided by operating activities (1)	144	82

Cash flows – investing activities
Purchases of property, plant and equipment (1)	(37)	(38)
Acquisition of business		(13)
Payments to acquire interest in equity affiliate		(124)
Other	5	1

Net cash flows used in investing activities	(32)	(174)

Cash flows – financing activities
Net change in short-term debt	23	(1)
Proceeds from long-term debt	13	10
Repayment of long-term debt	(2)	(2)
Deferred financing payments		(1)
Dividends paid to preferred stockholders	(7)	(15)
Dividends paid to common stockholders	(8)
Dividends paid to noncontrolling interests	(2)	(1)
Other		2

Net cash flows provided by (used in) financing activities	17	(8)

Net increase (decrease) in cash and cash equivalents	129	(100)
Cash and cash equivalents – beginning of period	773	790
Effect of exchange rate changes on cash balances	(21)	28

Cash and cash equivalents – end of period	$881	$718

(1)	Free cash flow of $107 in 2012 and $44 in 2011 is the sum of net cash provided by operating activities reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2012 and 2011

	Six Months Ended June 30,
(In millions)	2012	2011
Cash flows – operating activities
Net income	$162	$45
Depreciation	96	110
Amortization of intangibles	44	45
Amortization of deferred financing charges and original issue discount	3	4
Loss on extinguishment of debt		53
Unremitted earnings of affiliates	(4)	(11)
Stock compensation expense	10	8
Deferred income taxes	(5)	4
Pension contributions (in excess of) less than expense	(181)	2
Change in working capital	(139)	(172)
Other, net	5	(8)

Net cash flows provided by (used in) operating activities (1)	(9)	80

Cash flows – investing activities
Purchases of property, plant and equipment (1)	(71)	(71)
Acquisition of businesses		(163)
Payments to acquire interest in equity affiliate		(124)
Proceeds from sale of business		15
Other	3	(11)

Net cash flows used in investing activities	(68)	(354)

Cash flows – financing activities
Net change in short-term debt	43	12
Proceeds from long-term debt	29	763
Repayment of long-term debt	(5)	(872)
Deferred financing payments		(26)
Dividends paid to preferred stockholders	(15)	(15)
Dividends paid to common stockholders	(15)
Dividends paid to noncontrolling interests	(2)	(3)
Other	1	7

Net cash flows provided by (used in) financing activities	36	(134)

Net decrease in cash and cash equivalents	(41)	(408)
Cash and cash equivalents – beginning of period	931	1,090
Effect of exchange rate changes on cash balances	(9)	36

Cash and cash equivalents – end of period	$881	$718

(1)	Free cash flow of $(80) in 2012 and $9 in 2011 is the sum of net cash provided by (used in) operating activities reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION

Segment Sales & Segment EBITDA (Unaudited)

For the Three Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,
(In millions)	2012	2011
SALES
Light Vehicle Driveline	$735	$654
Power Technologies	262	269
Commercial Vehicle	513	583
Off-Highway	426	414
Structures	13	13

Total Sales	$1,949	$1,933

Segment EBITDA
Light Vehicle Driveline	$76	$60
Power Technologies	37	37
Commercial Vehicle	57	55
Off-Highway	56	51
Structures	3	1

Total Segment EBITDA	229	204
Corporate expense and other items, net	(4)	(3)

Adjusted EBITDA	$225	$201

DANA HOLDING CORPORATION

Segment Sales & Segment EBITDA (Unaudited)

For the Six Months Ended June 30, 2012 and 2011

	Six Months Ended June 30,
(In millions)	2012	2011
SALES
Light Vehicle Driveline	$1,462	$1,327
Power Technologies	530	536
Commercial Vehicle	1,064	1,058
Off-Highway	844	787
Structures	26	24
Other		1

Total Sales	$3,926	$3,733

Segment EBITDA
Light Vehicle Driveline	$139	$126
Power Technologies	77	77
Commercial Vehicle	118	98
Off-Highway	105	92
Structures	5	1

Total Segment EBITDA	444	394
Corporate expense and other items, net	(7)	(12)

Adjusted EBITDA	$437	$382

DANA HOLDING CORPORATION

Reconciliation of Segment and Adjusted EBITDA to

to Net Income (Unaudited)

For the Three Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,
(In millions)	2012	2011
Segment EBITDA	$229	$204
Corporate expense and other items, net	(4)	(3)

Adjusted EBITDA	225	201
Depreciation	(47)	(55)
Amortization	(22)	(24)
Restructuring	(20)	(11)
Loss on sale of assets	(3)
Stock compensation expense	(2)	(2)
Foreign exchange on intercompany loans and market value adjustments on forwards	(2)	(1)
Interest expense	(20)	(20)
Interest income	5	6

Income before income taxes	114	94
Income tax expense	27	31
Equity in earnings of affiliates	2	7

Net income	$89	$70

DANA HOLDING CORPORATION

Reconciliation of Segment and Adjusted EBITDA

to Net Income (Unaudited)

For the Six Months Ended June 30, 2012 and 2011

	Six Months Ended June 30,
(In millions)	2012	2011
Segment EBITDA	$444	$394
Corporate expense and other items, net	(7)	(12)

Adjusted EBITDA	437	382
Depreciation	(96)	(110)
Amortization	(44)	(45)
Restructuring	(26)	(41)
Loss on extinguishment of debt		(53)
Strategic transaction and other expenses	(5)	(4)
Loss on sale of assets	(6)	(1)
Stock compensation expense	(9)	(4)
Foreign exchange on intercompany loans and market value adjustments on forwards	(1)	(2)
Interest expense	(41)	(39)
Interest income	11	13

Income before income taxes	220	96
Income tax expense	64	62
Equity in earnings of affiliates	6	11

Net income	$162	$45

DANA HOLDING CORPORATION

Diluted Adjusted EPS (Unaudited)

For the Three Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,
(In millions except per share amounts)	2012	2011
Net income attributable to parent company	$86	$68
Restructuring charges (1)	16	8
Amortization of intangibles (1)	18	20
Non-recurring items (1)		1

Adjusted net income	$120	$97

Diluted shares – as reported	215	215

Adjusted diluted shares	215	215

Diluted adjusted EPS	$0.56	$0.45

(1)	Amounts are net of associated tax effect.

DANA HOLDING CORPORATION

Diluted Adjusted EPS (Unaudited)

For the Six Months Ended June 30, 2012 and 2011

	Six Months Ended June 30,
(In millions except per share amounts)	2012	2011
Net income attributable to parent company	$156	$38
Restructuring charges (1)	20	38
Amortization of intangibles (1)	34	38
Non-recurring items (1)	4	57

Adjusted net income	$214	$171

Diluted shares – as reported	215	150
Conversion of preferred stock		65

Adjusted diluted shares	215	215

Diluted adjusted EPS	$1.00	$0.79

(1)	Amounts are net of associated tax effect.